STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net realized and unrealized gains on investments	$ 27,376,911	$ 22,357,683
Interest and dividends	4,218,202	3,678,521
Total investment income	31,595,113	26,036,204
Contributions:
Participants	9,220,832	8,721,861
Employer match	5,723,948	5,476,196
Rollover and other	347,343	86,084
Total contributions	15,292,123	14,284,141
Total additions to net assets	46,887,236	40,320,345
Deductions from net assets
Benefits paid to participants	(12,916,628)	(10,604,158)
Total deductions from net assets	(12,916,628)	(10,604,158)
Net increase in net assets available for benefits	33,970,608	29,716,187
Net assets available for benefits at beginning of year	212,522,953	182,806,766
Net assets available for benefits at end of year	$ 246,493,561	$ 212,522,953